Portions herein identified by [*****] have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.  A complete copy of this document has been filed separately with the Securities and Exchange Commission.

EXHIBIT 10.6

ASSIGNMENT AND ASSUMPTION AGREEMENT

(UMC-I3I, UMF:-I391)

ASS1GNMENT AND ASSUMPTION AGREEMENT (the “Agreement”), dated as of June 26, 2009, by and among HEAT BIOLOGICS, INC., a Delaware corporation (“HEAT BIOLOGICS”), HEAT BIOLOGICS II, INC., a Delaware corporation (“HEAT II”) and for the limited purpose set forth on the signature page hereto, the University of Miami, a Florida not-for-profit corporation (“UNI VERSITY”).

WITNESSETH:

WHEREAS, HEAT BIOLOGICS and UNIVERSITY are parties to a License Agreement effective as of July 11, 2008, (the “License Agreement”) and Amendment thereto dated April 29, 2009, (the “License Amendment”), (collectively referred to as “License Agreements”), relating to the technology and product currently identified as the Podack Antibody Technology (UMC-131, UME-139); and

WHEREAS, UNIVERSITY and HEAT BIOLOGICS entered into that certain Stockholders Agreement dated the 11th day of July, 2008, together with the University of Miami Investor Rights Agreement effective July 11, 2008, and the Common Stock Subscription Agreement dated July 1, 2008, granting to UNIVERSITY certain stock ownership rights together with rights to participate in future stock offerings by HEAT BIOLOGICS (hereinafter collectively referred to as the “Stock Agreements”); and

WHEREAS, UNIVERSITY is the owner and holder of [*****] of all issued and outstanding common stock of-HEAT BIOLOGICS in each class and series on a fully-diluted basis, together with fully-dilutable common shares equal to [*****] of the total number of HEAT BIOLOGICS common shares in each class and series issued and outstanding, pursuant to the terms and conditions of the License Agreement and License Amendment; and

WHEREAS, HEAT BIOLOGICS has license issue fee obligations to UNIVERSITY, as set forth in sections 5.3 and 8.1 (a) of the License Agreement in the total amount of [*****] dollars, which are due and payable as follows:

a)

[*****] dollars obligation past due and outstanding, to wit:

Payable within thirty (30) days or the Effective Date, all or before August 11, 2008.

b)

[*****] dollars paid within one (1) year of the Effective Date; and

WHEREAS, HEAT BIOLOGICS has past due and outstanding patent fees and costs obligations to UNIVERSITY in the amount of [*****] dollars pursuant to section 5.1 of the License Agreement; and

WHEREAS, HEAT BIOLOGICS has past due and outstanding license issue fees obligations together with past due and outstanding patent fees and costs obligations to UNIVERSITY pursuant to the License Agreement in the total amount of [*****] dollars; and

WHEREAS, HEAT BIOLOGICS requested, and UNIVERSITY granted all extension of the payment dates for past due and outstanding license issue fees together with past due and outstanding patent fees and costs, and as additional consideration shall pay UNIVERSITY the sum of [*****] dollars, to be due and payable on or before such payment extension date granted by UNIVERSITY; and

Portions herein identified by [*****] have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.  A complete copy of this document has been filed separately with the Securities and Exchange Commission.

WHEREAS, HEAT II, is a corporation duly formed under the laws of the State of Delaware on the 23rd day of April, 2009, and is an active corporation and in good standing; and

WHEREAS, pursuant to the License Agreements, HEAT BIOLOGICS desires to assign to HEAT II all of its rights and obligations under the License Agreements, and HEAT II desires to accept such assignment.

NOW, THEREFORE, in consideration of the foregoing and of the mutual covenants and obligations hereinafter set forth, the Parties hereto, intending to be legally bound, hereby agree as follows:

1)

Recitals. The Parties mutually agrees that the above recitals are true and correct, and are hereby incorporated by reference to this Agreement.

2)

Assignment and Assumption.

(a) Effective immediately upon execution of this Agreement by all of the parties hereto, HEAT BIOLOGICS sells, transfers, assigns, conveys, grants and sets over to HEAT II, its successors and assigns forever, all of HEAT BIOLOGICS' rights, title and interest as of such date in and to all and any of HEAT BIOLOGICS' rights and obligations under, pursuant to and arising out of the License Agreements, as fully and entirely as the same would have been held and enjoyed by HEAT II as if this assignment had not been made, and

(b) HEAT II accepts, assumes, takes over and succeeds to all of HEAT BIOI.OGICS’ rights, title and interest as of such date in and to all and any of the HEAT BIOLOGICS' rights and obligations under, pursuant to and arising out of the License Agreements, and HEAT II covenants and agrees to discharge, perform and comply with, and to be bound by, all the terms, conditions, provisions, obligations, covenants and duties of HEAT BIOLOGICS in connection with all and any of HEAT BIOLOGICS' rights and obligations under, pursuant to and arising out of the License Agreements, as the same may be amended from time to time, (in each case, whether or not any of it relates to the period before or after the date hereof), as if HEAT II were an original party thereto.

3)

Successors. This Agreement shall he fully binding upon and enforceable with respect to the parties, and their respective representatives, successors, partners, executors, and assigns.

4)

Authority. Each of the parties hereto represents to the other that (a) it has the corporate or other requisite power and authority to execute, deliver and perform this Agreement, (b) the execution, delivery and performance of this Agreement by it have been duly authorized by all necessary corporate or other actions, (c) it has duly and validly executed and delivered this Agreement, and (d) this Agreement is a legal, valid and binding obligation, enforceable against it in accordance with its terms subject to applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally and general equity principles.

5)

Governing Law. This Agreement shall be governed by and construed in accordance with the law of the State of Florida, without regard to the conflicts of law rules of such state. In any action or proceeding arising out of or relating to this Agreement (an “Action”), each of the parties hereby irrevocably submits to the exclusive jurisdiction of any federal or state court sitting in Miami-Dade County, Florida, and further agrees that any Action shall be heard and determined in such Florida federal court or in such state court. Each party hereby irrevocably waives, to the fullest extent it may effectively do so, the defense of an inconvenient forum to the maintenance of any Action in Miami-Dade County, Florida.

Portions herein identified by [*****] have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.  A complete copy of this document has been filed separately with the Securities and Exchange Commission.

6)

Severability. The provisions of this Agreement are severable, and if any part of it is found to be unenforceable, the other paragraphs shall remain fully valid and enforceable.

7)

Execution in Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

HEAT BIOLOGICS, INC.,		HEAT BIOLOGICS II, INC.,
a Delaware corporation		a Delaware corporation

By:	/s/ Jeffrey Wolf	By:	/s/ Jeffrey Wolf
	Name: Jeffrey Wolf		Name: Jeffrey Wolf
	Title: President		Title: President

In accordance with Paragraph 12. of the License Agreement, entitled Assignment, UNIVERSITY hereby consents to the assignment and assumption provided for by this Agreement:

Accepted and Agreed as of the date first set forth above:

UNIVERSITY OF MIAMI

By:	/s/ Bart Chernow, M.D.
Name: Bart Chernow, M.D.
Title: Director of UM Innovation
Vice Provost of Technology Advancement